CHURCHILL DOWNS INCORPORATED
                       INCENTIVE COMPENSATION PLAN (1997)


                                    ARTICLE 1

                                     PURPOSE

               The purpose of the CHURCHILL DOWNS INCORPORATED INCENTIVE
COMPENSATION   PLAN  is  to  promote  the  interests  of  the  Company  and  its stockholders by providing greater incentives to officers and other key management employees by rewarding them for services rendered with compensation in an amount which is directly related to the success of the Company as well as the performance of the operating units and the individual employees.

                                    ARTICLE 2

                                   DEFINITIONS

               2.1 DEFINITIONS. The following words and phrases, when used herein, unless their context clearly indicates otherwise, shall have the following respective meanings:

                      A. BENEFICIARY. A person or persons (natural or otherwise) designated by a Participant in accordance with the provisions of Article 8 to receive any benefits which shall be payable under this Plan.

                      B. BOARD. The Board of Directors of Churchill Downs Incorporated.

                      C. BUDGET. The annual operating budget approved by the Board for each year during the term of the Plan.

                      D. CEO. The Chief Executive Officer of Churchill Downs Incorporated.

                      E. COMPANY. Churchill Downs Incorporated and its subsidiaries.

                      F. COMPANY ACHIEVEMENT PERCENTAGE LEVELS. The percentages established annually by the Committee to be used, as provided in Section 6.2, in computing a part of an Annual Incentive Compensation Award based upon achievement of a Company Performance Goal.

                      G.     COMPANY PERFORMANCE GOALS.  The goal defined in
        Section 6.1.A.

                      H. DISABILITY. A physical or mental condition arising after the Effective Date hereof which qualifies a Participant for disability benefits under the Social Security Act in effect on the date of disability.


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                      I.     DISCRETIONARY ACHIEVEMENT PERCENTAGE LEVELS.  The
        percentages established annually by the Committee to be used, as provided in Section 6.5, in computing a part of an Annual Incentive Compensation Award, based upon achievement of a Discretionary Performance Goal.

                      J. DISCRETIONARY PERFORMANCE GOALS. The goals defined in Section 6.1.D.

                      K.     EFFECTIVE DATE.  January 1, 1997.

                      L. INCENTIVE COMPENSATION AWARD. The award as defined in Article 6. An award under the Churchill Downs Incorporated Incentive Compensation Plan (1997) during any year shall be an "Annual Incentive Compensation Award."

                      M. PARTICIPANT. An employee of the Company who is selected for participation in the Plan in accordance with the provisions of Article 5. For purposes of Articles 7 and 8, the term Participant shall also include a former employee who is entitled to benefits under this Plan.

                      N. PARTICIPATION CLASSIFICATION. The classification assigned to each Participant in accordance with the provisions of
        Article 5.

                      O. PARTICIPATION PERCENTAGE. The percentages of participation in the Plan as defined in Article 6.

                      P. PERFORMANCE GOALS. The performance goals as defined in Article 6 and SCHEDULE A.

                      Q. PLAN. The Churchill Downs Incorporated Incentive Compensation Plan (1997).

                      R. PLAN YEAR. The twelve-month period commencing on January 1 of one calendar year and ending on December 31 of the same calendar year, which period is also the Company's fiscal year.

                      S. PROFIT CENTER. The Race Profit Center, the Sales Profit Center, and Churchill Downs Management Company, and any other profit centers designated by the CEO.

                      T. PRE-TAX INCOME. The annual consolidated income of the Company, before federal and state income taxes, after any allowance for payments made or to be made under this Plan, and after inclusion of all extraordinary revenues and deduction of all extraordinary expenses, all as calculated in accordance with generally accepted accounting principles consistently applied and confirmed by the audit report of the Company's independent public accountants.

                      U. PROFIT CENTER ACHIEVEMENT PERCENTAGE LEVELS. The percentages established annually by the Committee to be used, as provided in Section 6.3, in
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        computing a part of an Annual Incentive  Compensation  Award, based upon achievement of a Profit Center Performance Goal.

                      V. PROFIT CENTER PERFORMANCE GOALS. The goals defined in Section 6.1.B.

                      W. SALARY. The Participant's base annual salary as set by either the Compensation Committee of the Board or the CEO.

                      X. SERVICE CENTER. The Finance, Development & Technology Service Center, the Legal & Administration Service Center, the Corporate Communications Service Center, and any other service center designated by the CEO.

                      Y. SERVICE CENTER ACHIEVEMENT PERCENTAGE LEVELS. The percentages established annually by the Committee to be used, as provided in Section 6.4, in computing a part of an Annual Incentive Compensation Award based upon achievement of a Service Center Performance Goal.

                      Z. SERVICE CENTER PERFORMANCE GOALS. The goals defined in Section 6.1.C.

                      AA.    TERMINATION DATE.  December 31, 2001, or such
        earlier date as may be determined under Section 9.2.

               2.2 CONSTRUCTION. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary.

                                    ARTICLE 3

                                 ADMINISTRATION

               3.1 COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board (hereinafter the "Committee").

               3.2 COMMITTEE'S POWER AND AUTHORITY. The Committee shall have full and complete authority and power, subject only to the direction of the Board, to administer the Plan in accordance with its terms and carry out the provisions of the Plan. The Committee shall interpret the Plan and shall determine all questions, factual, legal or otherwise, arising in the administration, interpretation and application of the Plan, including but not limited to questions of eligibility and the status and rights of Participants, Beneficiaries and other persons. The Committee shall have any and all power and authority (including discretion with respect to the exercise of such power and authority) which shall be necessary, properly advisable, desirable, or convenient to enable it to carry out its duties under the Plan. By way of illustration and not limitation, the Committee is empowered and authorized to make rules and regulations in respect to the Plan not inconsistent with the Plan; to determine, consistently therewith, all questions that may arise as to the eligibility, benefits, status and right of any person claiming benefits under the Plan; to determine whether a Participant was terminated for just cause; and subject to and consistent with, any applicable laws, to make factual determinations, to construe and interpret the Plan and correct any

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defect,  supply any omissions or reconcile any  inconsistencies in the Plan. Any such determination by the Committee shall presumptively be conclusive and binding on all persons. The regularly kept records of the Company shall be conclusive and binding upon all persons with respect to a Participant's date and length of employment, time and amount of salary and the manner of payment thereof, type and length of any absence from work and all other matters contained therein relating to employment. All rules and determinations of the Committee shall be uniformly and consistently applied to all persons in similar circumstances.

               3.3 COMMITTEE'S ANNUAL REVIEW. The Committee shall review the operation of the Plan to determine its effectiveness in promoting its operating results and the shareholders' investment; further, the Committee shall report annually to the Board on its findings and make such recommendations as the Committee deems appropriate.

                                    ARTICLE 4

                         EFFECTIVE DATE AND TERMINATION

               The Plan shall be effective as of January 1, 1997. The Plan shall terminate on December 31, 2001, except with respect to the payment of any Incentive Compensation Awards which may become due and payable thereafter, or unless terminated earlier by action of the Board under Section 9.2.


                                    ARTICLE 5

                          ELIGIBILITY AND PARTICIPATION

               5.1 ELIGIBILITY. All Company officers and other key management employees who are employed by the Company on the date of the adoption of this Plan and who are specifically designated by the Committee as Participants shall be Participants in the Plan as of January 1, 1997. In addition, any officers and other key management employees who are subsequently designated by the Committee as participants shall become Participants in the Plan on the date established by the Committee for such participation. Once an employee becomes a Participant, he will remain a Participant until the earliest of: [i] termination of this Plan; [ii] termination of his active service with the Company; or [iii] termination of his status as a Participant by decision of the Committee; provided, however, that a Participant will be terminated from participation in the Plan only at the beginning of a Plan Year.

               5.2 CLASSIFICATIONS OF PARTICIPANTS. Simultaneous with the Committee's designation of an employee as a Participant, the Committee shall designate in which of six (6) classifications of Participants the employee shall participate. Such Participation Classifications shall be known as "Class A," "Class B," "Class C," "Class D," "Class E," and "Class F." The Committee may change the Class designation of a Participant as of the beginning of any Plan Year.

                                    ARTICLE 6

                      ANNUAL INCENTIVE COMPENSATION AWARDS


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               6.1    PERFORMANCE GOALS.  Annual Incentive Compensation Awards
to each Participant shall be determined on the basis of the achievement of the following Performance Goals:

                      A. The Company achieves certain Pre-tax Income for the applicable year: the "Threshold Company Goal" (90% of the Pre-tax Income target set in the applicable Budget); the "Target Company Goal" (100% of the Pre-tax Income target set in the applicable Budget); and the Maximum Company Goal" (115% of the Pre-tax Income target set in the applicable Budget) (the "Company Performance Goal[s]"). The Company Performance Goals established by the Committee for the Plan Year commencing January 1, 1997, are set forth on SCHEDULE A. The percentage of the Annual Incentive Compensation Award to each Participant which is awarded to each Participant based upon the Company Performance Goals is set forth on SCHEDULE A1 (the "Company Performance Goals Percentage").

                      B. In the case of Class C, E and F Participants, the Profit Center in which the Participant works achieves certain pre-tax net income levels for the applicable year: the "Threshold Profit Center Goal" (90% of the pre-tax net income set in the Profit Center's applicable Budget); the "Target Profit Center Goal" (100% of the pre-tax net income set in the Profit Center's applicable Budget); and the "Maximum Profit Center Goal" (115% of the pre-tax net income set in the Profit Center's applicable Budget) (the "Profit Center Performance Goal[s]"). The percentage of the Annual Incentive Compensation Award which is awarded to each Participant based upon the Profit Center
        Performance Goals is set forth on SCHEDULE A2 (the "Profit Center Performance Goals Percentage").

                      C. In the case of Class B and D Participants, the Service Center in which the Participant works meets certain objective financial and other criteria established by the CEO and the Senior Vice President of that Service Center for the applicable year: the "Threshold Service Center Goal" (90% of the Service Center's established criteria); the "Target Service Center Goal" (100% of the Service Center's established criteria); and the "Maximum Service Center Goal" (115% of the Service Center's established criteria) (the "Service Center Performance Goal[s]"). Achievement of the Service Center Performance Goals shall be determined in the CEO's sole discretion. The percentage of the Annual Incentive Compensation Award which is awarded to each Participant based upon the Service Center Performance Goals is set forth on SCHEDULE A3 (the "Service Center Performance Goals Percentage").

                      D. The Participant achieves certain performance standards particular to his or her position in the Company for the applicable year: the "Threshold Discretionary Goal" (90% of the Participant's performance standards); the "Target Discretionary Goal" (100% of the Participant's performance standards); and the "Maximum Discretionary
        Goal" (115% of the Participant's performance standards) (the "Discretionary Performance Goal[s]"). Achievement of the Discretionary Performance Goals shall be determined in the sole discretion of the CEO. The percentage of the Annual Incentive Compensation Award which is awarded based upon the Discretionary Performance Goals is set forth on SCHEDULE A4 (the "Discretionary Performance Goals Percentage").


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               6.2  COMPUTATION OF AWARD BASED UPON COMPANY  PERFORMANCE  GOALS.
For each Plan Year for which the Company achieves the "Threshold Company Goal", each Participant shall be awarded an Annual Incentive Compensation Award which shall be computed by multiplying: (i) the Participant's Salary for the Plan Year; by (ii) the Participation Percentage, as shown on SCHEDULE B for the Participant's Class; by (iii) the Company Performance Goals Percentage, as shown on SCHEDULE A1 for the Participant's Class; by (iv) the applicable Company
Achievement Percentage Level as established annually by the Committee. The Company Achievement Percentage Levels for the Plan Year commencing January 1, 1997, are set forth on SCHEDULE C.

               6.3  COMPUTATION  OF AWARD  BASED ON  PROFIT  CENTER  PERFORMANCE
GOALS. For each Plan Year for which the Company achieves at least the Threshold Company Performance Goal and the Profit Center in which that Participant works achieves at least its Threshold Profit Center Performance Goal, each Class C, Class E and Class F Participant shall be awarded an Annual Incentive Compensation Award which shall be computed by multiplying: (I) the Participant's Salary for the Plan Year; by (ii) the Participation Percentage, as shown on SCHEDULE B for the Participant's class; by (iii) the Profit Center Performance Goals Percentage as shown on SCHEDULE A2 for the Participant's Class; (iv) by the applicable Profit Center Achievement Percentage Level as established annually by the Committee.

               6.4 COMPUTATION OF AWARD BASED ON SERVICE CENTER PERFORMANCE GOALS. For each Plan Year for which the Company achieves at least the Threshold Company Performance Goal and the Service Center in which that Participant works achieves at least its Threshold Service Center Performance Goal, each Class B and Class D Participant shall be awarded an Annual Incentive Compensation Award which shall be computed by multiplying: (I) the Participant's Salary for the Plan Year; by (ii) the Participation Percentage, as shown on SCHEDULE B for the Participant's Class; by (iii) the Service Center Performance Goals Percentage as shown on SCHEDULE A3 for the Participant's Class; by (iv) the applicable Service Center Achievement Percentage Level as established annually by the Committee.

               6.5 COMPUTATION OF AWARD BASED ON DISCRETIONARY PERFORMANCE GOALS. For each Plan Year for which the Company achieves at least the Threshold Company Performance Goal and that Participant achieves at least his/her Threshold Discretionary Performance Goal, a Participant may be awarded an Annual Incentive Compensation Award which shall be computed by multiplying: (I) the Participant's Salary for the Plan Year; by (ii) the Participation Percentage as shown on SCHEDULE B; by (iii) the Discretionary Performance Goals Percentage for the Participant's Class as set forth on SCHEDULE A4; by (iv) the applicable Discretionary Achievement Percentage Level as established annually by the Committee. Notwithstanding the foregoing, the Discretionary Achievement Percentage Level for any Plan Year shall not exceed the Company Achievement Percentage Level for that Plan Year. The CEO, in his/her sole discretion, shall determine whether a Participant has met Discretionary Performance Goals.

               6.6 ADJUSTMENTS TO ANNUAL INCENTIVE COMPENSATION AWARD. An Annual Incentive Compensation Award shall be adjusted by any one or more of the following adjustments:

                      A. In the event a Participant shall, during a Plan Year, die, retire, go on a leave of absence with the Company's consent, terminate employment due to Disability, or be terminated without just cause, the Annual Incentive Compensation Award for that Participant for such Plan Year shall be reduced, pro rata, based on the number of days in such Plan Year during which he was not a Participant.

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                      B. In the  event  that  during a Plan  Year a  Participant shall be discharged for just cause or shall voluntarily resign for any reason other than Disability, the Annual Incentive Compensation Award for that Participant shall be reduced to zero, and no Annual Incentive Compensation Award shall be payable to that Participant for such Plan Year.

                                    ARTICLE 7

                               PAYMENT OF BENEFITS

               7.1 METHOD OF PAYMENTS. As soon as the Committee has determined the amount of all of the Annual Incentive Compensation Awards at the end of a Plan Year, the Committee shall instruct the Company to pay each award in cash in one lump sum.

                                    ARTICLE 8

                          DESIGNATION OF BENEFICIARIES

               A Participant may file with the Committee a designation of a Beneficiary or Beneficiaries in writing, which designation may be changed or revoked by the Participant's sole action, provided that the change or revocation is filed with the Committee in writing. If a Participant dies, any benefit which the Participant is entitled to receive under the Plan shall be delivered to the Beneficiary or Beneficiaries so designated, or if no Beneficiary has been designated or survives the Participant, shall be delivered to the Executor or Administrator of the Participant's estate.

                                    ARTICLE 9

                            MISCELLANEOUS PROVISIONS

               9.1 OTHER PLANS. Any payment made under the provisions of this Plan shall be includable in or excludable from a Participant's compensation for purposes of any other qualified or nonqualified benefit plan in which the Participant may be eligible to participate by reference to the terms of such other plan.

               9.2 PLAN AMENDMENT AND TERMINATIONS. The Company, acting through the Committee or the Board, reserves the right to amend and/or to terminate the Plan for any reason and at any time. Any amendment or termination of this Plan shall not affect the right of any Participant or his Beneficiary to receive an Incentive Compensation Award after it has been earned.

               9.3 RIGHT TO TRANSFER, ALIENATE AND ATTACH. Except to the extent that a Participant may designate a Beneficiary under the provisions contained in
Article 8, the right of any Participant or any beneficiary to any benefit or to any payment hereunder shall not be subject in any manner to attachment or other legal process for the debts of such Participant or Beneficiary; and any such benefit or payment shall not be subject to anticipation, alienation, sale, transfer, assignment or encumbrance, except to the extent that the right to such benefit is transferable by the Participant by will or the laws of descent and distribution.


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               9.4  INDEMNIFICATION.  No member of the Board or of the Committee and no officer or employee of the Company shall be liable to any person for any action taken in connection with the administration of this Plan unless attributable to his own fraud or willful misconduct; nor shall the Company be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director, officer or employee of the Company.

               9.5 NON-GUARANTEE OF EMPLOYMENT. Neither the existence of this Plan nor any award or benefit granted pursuant to it shall create any right to continued employment of any Participant by the Company. No Participant shall, under any circumstances, have any interest whatsoever, vested or contingent, in any particular property or asset of the Company by virtue of any award, unpaid bonus or other accrued benefit under the Plan.

               9.6 SOURCE OF PAYMENT. No special or separate fund shall be established or other segregation of assets made with respect to any immediate or deferred payment under the Plan. All payment of awards shall be made from the general funds of the Company. To the extent that a Participant or his Beneficiary acquires a right to receive payments under this Plan, such right shall be no greater than that of any unsecured general creditor of the Company.

               9.7 WITHHOLDING TAXES. The Company shall have the right to deduct from all payments made to the Participant, whether pursuant to this Plan or otherwise, amounts required by federal, state or local law to be withheld with respect to any payments made pursuant to this Plan.



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                                             SCHEDULE A


                           FISCAL YEAR 1997 ANNUAL COMPANY PERFORMANCE GOALS


        ANNUAL COMPANY PERFORMANCE LEVEL                     PRE-TAX INCOME

               Threshold                                90% of Budget   - $____
               Target                                   100% Budget     - $____
               Maximum                                  115% of Budget  - $____



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                                   SCHEDULE A1

                      COMPANY PERFORMANCE GOALS PERCENTAGE


                      CLASS                           PERCENTAGE

                        A                                 100%

                        B                                  50%

                        C                                  25%

                        D                                  50%

                        E                                  25%

                        F                                  25%



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                                   SCHEDULE A2

                   PROFIT CENTER PERFORMANCE GOALS PERCENTAGE


                      CLASS                        PERCENTAGE

                        A                               0%

                        B                               0%

                        C                              50%

                        D                               0%

                        E                              50%

                        F                              50%




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                                   SCHEDULE A3

                   SERVICE CENTER PERFORMANCE GOALS PERCENTAGE


                      CLASS                        PERCENTAGE

                        A                                  0%

                        B                                 25%

                        C                                  0%

                        D                                 25%

                        E                                  0%

                        F                                  0%







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                                   SCHEDULE A4

                   DISCRETIONARY PERFORMANCE GOALS PERCENTAGE


                      CLASS                          PERCENTAGE

                        A                                 0%

                        B                                25%

                        C                                25%

                        D                                25%

                        E                                25%

                        F                                25%







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                                   SCHEDULE B


                            PARTICIPATION PERCENTAGE


                           CLASS                   TARGET GOAL

                             A                          45%

                             B                          35%

                             C                          35%

                             D                          25%

                             E                          25%

                             F                          20%


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


                                                 SCHEDULE C


                               Company Achievement Percentage Levels ("CAPLs")

                                             Calendar Year 1997





Pre-tax                  $____     $____     $_____    $____     $____     $____     $____     $____     $____     $____     $____
Income
% of                      90%       91%       92%       93%       94%       95%       96%       97%       98%       99%       100%
Target
CAPL                      50%       55%       60%       65%       70%       75%       80%       85%       90%       95%       100%


Pre-tax                  $____     $____     $____     $____     $____     $____     $____     $____     $____     $____     $____
Income
% of                      101%      102%      103%      104%      105%      106%      107%      108%      109%      110%      111%
Target
CAPL                      105%      108%      110%      115%      118%      120%      125%      128%      130%      135%      138%


Pre-tax                  $____     $____     $____     $____
Income                    112%      113%      114%      115%
Target
CAPL                      140%      145%      148%      150%



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